UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2017

WEE-CIG INTERNATIONAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	333-138672	91-1963840
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6490 W. Desert Inn Road

Las Vegas, Nevada, 89146

(Address of Principal Executive Offices)

(888-488-6882)

(Issuer Telephone Number)

Copies to:

Dean Law Corp.

601 Union Street Suite 4200 Seattle, Washington
(206) 274-4598 Tel

(206) 493-2777 Fax

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4(c))

 Wee-Cig International Corporation

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

9.01	Quarterly report to security holders on Form 10-Q.

31.1	Certification

32.1	Certification

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to besigned on its behalf by the undersigned thereunto duly authorized.

Date: January 6, 2017	By:	/s/ Keir MacPherson
Keir MacPherson
Chief Executive Officer

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